UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 20, 2022
___________________________________________________________________

COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy, Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 2.02	Results of Operations and Financial Condition.

On October 20, 2022, Covenant Logistics Group, Inc., a Nevada corporation (the “Company”), issued a press release announcing its financial and operating results for the third quarter ended September 30, 2022. A copy of the press release is attached to this report as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2022, the Board of Directors of the Company approved the promotion of Paul Bunn to President and Chief Operating Officer (“COO”) and the transition of Joey Hogan to a part time Executive Vice President (“EVP”) role focused on strategic planning, mentoring the leadership team, government relations and other special projects, effective January 1, 2023.

The following is biographical information for Mr. Hogan and Mr. Bunn:

Joey B. Hogan, 60, has been the Company’s President since April 2021. On January 1, 2023, Mr. Hogan will become a part time EVP focused on strategic planning, mentoring the leadership team, government relations and other special projects. From April 2021 to May 2022, Mr. Hogan also served as the Company’s Principal Financial Officer. Previously, Mr. Hogan served as the Company’s Co-President and Chief Administrative Officer (“CAO”) from April 2020 to April 2021 and as the Company’s President and COO from February 2016 to April 2020. From May 2007 to February 2016, Mr. Hogan served as the Company’s Senior EVP and COO, as well as President of Covenant Transport, Inc. Mr. Hogan was the Company’s CFO from 1997 to May 2007, an EVP from May 2003 to May 2007, and a Senior Vice President (“SVP”) from December 2001 to May 2003. From joining the Company in August 1997 through December 2001, Mr. Hogan served as the Company’s Treasurer. Mr. Hogan served as a director and on the Audit Committee of previously publicly traded Chattem, Inc., a consumer products company, from April 2009 through March 2010, and currently serves as an officer of the Truckload Carriers Association.

M. Paul Bunn, 44, has been the Company’s Senior EVP, COO, and Secretary since April 2021. On January 1, 2023, Mr. Bunn will become the Company’s President and COO. Mr. Bunn previously served as the Company’s EVP, CFO, and Secretary from April 2020 to April 2021, the Company’s EVP and CAO from April 2019 to April 2020, the Company’s Chief Accounting Officer and Treasurer from January 2012 to April 2020, and an SVP from 2017 to April 2019. Previously, Mr. Bunn served as the Company’s Corporate Controller from July 2009 to January 2012. Prior to that, Mr. Bunn served as an Audit Senior Manager for Ernst & Young, LLP, a global professional services provider.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	99.1	Covenant Logistics Group, Inc. press release announcing its financial and operating results for the third quarter ended September 30, 2022, and planned changes to management.
	104	Cover Page Interactive Data File

The information contained in Items 2.02 and 9.01 of this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Items 2.02, 5.02, and 9.01 of this report and the exhibit hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the italicized paragraph at the end of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: October 20, 2022	By:	/s/ James S. Grant
James S. Grant
Executive Vice President and Chief Financial Officer